Exhibit 10.3

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER MOTOR VEHICLE OPERATING LEASE AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED MASTER MOTOR VEHICLE OPERATING LEASE AGREEMENT (this “Amendment”), dated as of December 23, 2005, amends the Second Amended and Restated Master Motor Vehicle Operating Lease Agreement (the “AESOP I Operating Lease”), dated as of June 3, 2004, by and between AESOP LEASING L.P., a Delaware limited partnership, as lessor (the “Lessor”) and CENDANT CAR RENTAL GROUP, INC., a Delaware corporation (“CCRG”), as lessee (in such capacity, the “Lessee”) and as administrator (in such capacity, the “Administrator”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, and The Bank of New York, as Trustee, as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture or the AESOP I Operating Lease, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 29 of the AESOP I Operating Lease, the AESOP I Operating Lease may be amended with an agreement in writing signed by the Lessor and the Lessee and consented to in writing by CRCF, as lender (in such capacity, the “Lender”), and the Trustee;

WHEREAS, the parties desire to amend the AESOP I Operating Lease to reflect a change in the maximum term certain vehicles may be leased by the Lessee pursuant to the AESOP I Operating Lease from eighteen (18) to thirty-six (36) months; and

WHEREAS, the Lessor has requested the Trustee and the Lender to, and, upon this Amendment becoming effective, the Lessor, the Lender and the Trustee have agreed to, amend certain provisions of the AESOP I Operating Lease as set forth herein;

NOW, THEREFORE, it is agreed:

1.
Section 2.6(a)(ii) and Sections 3.1(a) and (b) of the AESOP I Operating Lease are hereby amended such that all references therein to “eighteen (18) months” shall hereby be replaced with “thirty-six (36) months.”

2.	This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the AESOP I Operating Lease.

3.
This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Trustee and the Lender shall have consented hereto.

4.	From and after the Amendment Effective Date, all references to the AESOP I Operating Lease shall be deemed to be references to the AESOP I Operating Lease as amended hereby.

5.
This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

6.	THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P., as Lessor
By:	/s/ Lori Gebron
Name: Lori Gebron Title: Vice President

CENDANT CAR RENTAL GROUP, INC., as Lessee and Administrator
By:	/s/ Elizabeth R. Cohen
Name: Elizabeth R. Cohen Title: Vice President and Assistant Treasurer

Acknowledged and Consented

CENDANT RENTAL CAR FUNDING (AESOP) LLC, as Lender
By:	/s/ Lori Gebron
Name: Lori Gebron Title: Vice President

THE BANK OF NEW YORK, as Trustee
By:	/s/ John Bobko
Name: John Bobko Title: Vice President